EXHIBIT 10.1
                                                             ------------


                            AMENDMENT NUMBER ONE
                            TO LOCK-UP AGREEMENT

        THIS AMENDMENT NUMBER ONE TO LOCK-UP AGREEMENT ("Agreement") is being executed and delivered as of this 3rd day of February, 2001 by and among A. Christian Schauer, Victor V. Valentine, Jr. and Daniel B. Canavan, individual residents of the State of Michigan (individually, a "U.S. Holder" and, collectively, the "U.S. Holders") and Jalo Paananen, Elmar Paananen, Annamari Jukko and Topi Paananen, individual residents of the Republic of Finland (individually a "Finland Holder" and collectively, the "Finland Holders") in favor and for the benefit of Eimo Oyj, a company organized under the laws of the Republic of Finland ("Parent"). (The U.S. Holders and the Finland Holders are herein collectively referred to as the "Holders").

                            W I T N E S S E T H:

        WHEREAS, the Holders entered into that certain "Lock-Up
   Agreement" dated as of July 13, 2000 (the "Original Agreement"); and

        WHEREAS, the parties desire to make certain amendments to the Original Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and agreed, the parties hereto agree as follows:

        1. AMENDMENTS TO ORIGINAL AGREEMENT. The Original Agreement is hereby amended as follows:

             (a) Section 2(a) of the Original Agreement shall be amended by striking such section in its entirety and inserting in lieu thereof the following:

                  "2.  PAYMENTS IN THE EVENT OF TRANSFER BY U.S. HOLDERS.

                       (a) Each U.S. Holder severally agrees that, from and after the Effective Time, any Transfer by such U.S. Holder of Parent Shares in excess of the following cumulative percentages of the number of Parent Shares individually held immediately after the Effective Time by such U.S. Holder prior to the first anniversary of the Closing Date shall result in imposition on the Transferring U.S. Holder of the payment obligation set forth in SECTION 4 of this Agreement:





        Anniversary         Cumulative Permitted Individual Percentage
        -----------         ------------------------------------------

        Before 1st                              50%
        On or after 1st                         100%"

             (b) Section 3(a) of the Original Agreement shall be amended by striking such section in its entirety and inserting in lieu thereof the following:

                  "3.  PAYMENTS IN THE EVENT OF TRANSFER BY FINLAND
                       HOLDERS.

                       (a) Each Finland Holder severally agrees that, from and after the Effective Time, any Transfer by such Finland Holder of Parent Shares in excess of the following cumulative percentages of the aggregate number of Parent Shares held immediately after the Effective Time by all Finland Holders as a group prior to the first anniversary of the Closing Date shall result in imposition on the Transferring Finland Holder of the payment obligation set forth in SECTION 4 of this Agreement:

        Anniversary              Cumulative Permitted Group Percentage
        -----------              -------------------------------------

        Before 1st                              50%
        On or after 1st                         100%"

        2. CONFIRMATION OF AGREEMENT. Except as otherwise set forth herein, the Original Agreement shall continue in full force and effect. All capitalized terms not defined herein which are defined in the Original Agreement shall have the meaning ascribed to them in the Original Agreement.

        3. COUNTERPARTS. This Agreement may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.












                                      2





        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                 EIMO OYJ:

                                 By: /s/ Elmar Paananen
                                     -----------------------------------
                                 Name:  Elmar Paananen
                                 Title: Executive Vice Chairman


                                 U.S. HOLDERS:

                                 /s/ A. Christian Schauer
                                 ---------------------------------------
                                 A. Christian Schauer

                                 /s/ Victor V. Valentine, Jr.
                                 ---------------------------------------
                                 Victor V. Valentine, Jr.

                                 /s/ Daniel B. Canavan
                                 ---------------------------------------
                                 Daniel B. Canavan


                                 FINLAND HOLDERS:

                                 /s/ Jalo Paananen
                                 ---------------------------------------
                                 Jalo Paananen

                                 /s/ Elmar Paananen
                                 ---------------------------------------
                                 Elmar Paananen

                                 /s/ Annamari Jukko
                                 ---------------------------------------
                                 Annamari Jukko

                                 /s/ Topi Paananen
                                 ---------------------------------------
                                 Topi Paananen










                                      3